Exhibit 10.219
SECOND AMENDMENT TO
ERIE INDEMNITY COMPANY
DEFERRED STOCK PLAN
FOR OUTSIDE DIRECTORS
Effective as of July 29, 2015
WHEREAS, Erie Indemnity Company (the “Company”) maintains the Erie Indemnity Company Deferred Stock Plan For Outside Directors (the “Plan”); and
WHEREAS, Article Four of the Basic Plan Document of the Plan provides that the Board of Directors of the Company (the “Board”) may amend or terminate the Plan; and
WHEREAS, the Company desires to amend Article Four of the Basic Plan Document of the Plan to provide that the Executive Compensation and Development Committee of the Board may amend or terminate the Plan; and
WHEREAS, the Company’s Board of Directors approved the aforementioned amendment at its meeting on October 26, 2021 and reflected in the minutes thereto.
NOW, THEREFORE, the Company hereby amends Article Four of the Plan to replace the reference to “Board” with a reference to “Committee”, effective as of October 26, 2021.
IN WITNESS WHEREOF, the Company has caused this Third Amendment to be executed this 21st day of December 2021.

ERIE INDEMNITY COMPANY

ATTEST:

/s/ Brian W. Bolash	By: /s/ Gregory J. Gutting
Title: Executive Vice President & CFO